                                                               [EX.-99.906 CERT]

                                                                     Exhibit (b)

                           SECTION 906 CERTIFICATIONS

     In connection with this amended report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        By: /s/ Stephen P. Fisher
                                            ------------------------------------
                                            STEPHEN P. FISHER
                                            President and Principal Executive
                                            Officer, Eclipse Funds Inc.

                                        Date: March 3, 2008


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

                           SECTION 906 CERTIFICATIONS

     In connection with this amended report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        By: /s/ Jack R. Benintende
                                            ------------------------------------
                                            JACK R. BENINTENDE
                                            Treasurer and Principal Financial
                                            and Accounting Officer,
                                            Eclipse Funds Inc.

                                        Date: March 3, 2008


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.